Exhibit 99.1

NEWS RELEASE For immediate release Christy McElroy 904 598 7616 ChristyMcElroy@regencycenters.com

Regency Centers Closes Acquisition of Urstadt Biddle Properties

JACKSONVILLE, Fla. (August 18, 2023) – Regency Centers Corporation (“Regency”) (Nasdaq: REG) today announced the completion of its previously announced acquisition of Urstadt Biddle Properties Inc. (“Urstadt Biddle”) (NYSE: UBA and UBP) in an all-stock transaction.

The combined company has a total equity market capitalization of more than $11 billion and an enterprise value of more than $16 billion. The transaction grows Regency’s footprint of high-quality, grocery-anchored shopping centers in premier suburban trade areas, and is expected to be immediately accretive to Core Operating Earnings (defined below) while maintaining Regency’s liquidity and balance sheet flexibility and strength. The newly-combined portfolio is comprised of 480 properties encompassing more than 56 million square feet of gross leasable area.

“We are proud of this transaction and excited to start unlocking the synergies and growth opportunities that we expect this combination to provide,” said Lisa Palmer, President and Chief Executive Officer of Regency. “These centers align well with Regency’s portfolio strategy and meaningfully expand our presence in strong trade areas in the Northeast.”

RBC Capital Markets and Wells Fargo Securities acted as financial advisors and Wachtell, Lipton, Rosen & Katz has served as legal advisor to Regency Centers. Eastdil Secured and Deutsche Bank acted as financial advisors and Hogan Lovells US LLP has served as legal advisor to Urstadt Biddle.

About Regency Centers Corporation (Nasdaq: REG)

Regency Centers is a preeminent national owner, operator, and developer of shopping centers located in suburban trade areas with compelling demographics. Our portfolio includes thriving properties merchandised with highly productive grocers, restaurants, service providers, and best-in-class retailers that connect to their neighborhoods, communities, and customers. Operating as a fully integrated real estate company, Regency Centers is a qualified real estate investment trust (“REIT”) that is self-administered, self-managed, and an S&P 500 Index member. For more information, please visit RegencyCenters.com.

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Forward-Looking Statements

Certain statements in this document regarding anticipated financial, business, legal or other outcomes including business and market conditions, outlook and other similar statements relating to Regency’s future events, developments, or financial or operational performance or results, are “forward-looking statements” made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 and other federal securities laws. These forward-looking statements are identified by the use of words such as “may,” “will,” “could,” “should,” “would,” “expect,” “estimate,” “believe,” “intend,” “forecast,” “project,” “plan,” “anticipate,” “guidance,” and other similar language. However, the absence of these or similar words or expressions does not mean a statement is not forward-looking. While we believe these forward-looking statements are reasonable when made, forward-looking statements are not guarantees of future performance or events and undue reliance should not be placed on these statements. Although we believe the expectations reflected in any forward-looking statements are based on reasonable assumptions, we can give no assurance these expectations will be attained, and it is possible actual results may differ materially from those indicated by these forward-looking statements due to a variety of risks and uncertainties. Our operations are subject to a number of risks and uncertainties including, but not limited to, those risk factors described in our Securities and Exchange Commission (“SEC”) filings, our Annual Report on Form 10-K for the year ended December 31, 2022 (“2022 Form 10-K”) under Item 1A. “Risk Factors” and on Form 10-Q for the three months ended June 30, 2023 under Part II, Item 1A. “Risk Factors”. When considering an investment in our securities, you should carefully read and consider these risks, together with all other information in our Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and our other filings and submissions to the SEC. If any of the events described in the risk factors actually occur, our business, financial condition or operating results, as well as the market price of our securities, could be materially adversely affected. Forward-looking statements are only as of the date they are made, and Regency undertakes no duty to update its forward-looking statements, whether as a result of new information, future events or developments or otherwise, except as to the extent required by law. These risks and events include, without limitation:

Risk Factors Related to the Current Economic Environment

Continued rising interest rates in the current economic environment may adversely impact our cost to borrow, real estate valuation, and stock price. Current economic challenges, including the potential for recession, may adversely impact our tenants and our business. Unfavorable developments affecting the banking and financial services industry could adversely affect our business, liquidity and financial condition, and overall results of operations.

Risk Factors Related to Pandemics or other Health Crises

Pandemics or other health crises, such as the COVID-19 pandemic, may adversely affect our tenants’ financial condition, the profitability of our properties, and our access to the capital markets and could have a material adverse effect on our business, results of operations, cash flows and financial condition.

Risk Factors Related to Operating Retail-Based Shopping Centers

Economic and market conditions may adversely affect the retail industry and consequently reduce our revenues and cash flow and increase our operating expenses. Shifts in retail trends, sales, and delivery methods between brick-and-mortar stores, e-commerce, home delivery, and curbside pick-up may adversely impact our revenues, results of operations, and cash flows. Changing economic and retail market conditions in geographic areas where our properties are concentrated may reduce our revenues and cash flow. Our success depends on the continued presence and success of our “anchor” tenants. A percentage of our revenues are derived from “local” tenants and our net income may be adversely impacted if these tenants are not successful, or if the demand for the types or mix of tenants significantly change. We may be unable to collect balances due from tenants in bankruptcy. Many of our costs and expenses associated with operating our properties may remain constant or increase, even if our lease income decreases. Compliance with the Americans with Disabilities Act and other building, fire, and safety and regulations may have a material negative effect on us.

Risk Factors Related to Real Estate Investments

Our real estate assets may decline in value and be subject to impairment losses which may reduce our net income. We face risks associated with development, redevelopment and expansion of properties. We face risks associated with the development of mixed-use commercial properties. We face risks associated with the acquisition of properties. We may be unable to sell properties when desired because of market conditions. Changes in tax laws could impact our acquisition or disposition of real estate.

Risk Factors Related to the Environment Affecting Our Properties

Climate change may adversely impact our properties directly and may lead to additional compliance obligations and costs as well as additional taxes and fees. Geographic concentration of our properties makes our business more vulnerable to natural disasters, severe weather conditions and climate change. Costs of environmental remediation may adversely impact our financial performance and reduce our cash flow.

Risk Factors Related to Corporate Matters

An increased focus on metrics and reporting relating to environmental, social, and governance (“ESG”) factors may impose additional costs and expose us to new risks. An uninsured loss or a loss that exceeds the insurance coverage on our properties may subject us to loss of capital and revenue on those properties. Failure to attract and retain key personnel may adversely affect our business and operations. The unauthorized access, use, theft or destruction of tenant or employee personal, financial or other data or of Regency’s proprietary or confidential information stored in our information systems or by third parties on our behalf could impact our reputation and brand and expose us to potential liability and loss of revenues.

Risk Factors Related to Our Partnerships and Joint Ventures

We do not have voting control over all of the properties owned in our co-investment partnerships and joint ventures, so we are unable to ensure that our objectives will be pursued. The termination of our partnerships may adversely affect our cash flow, operating results, and our ability to make distributions to stock and unit holders.

Risk Factors Related to Funding Strategies and Capital Structure

Our ability to sell properties and fund acquisitions and developments may be adversely impacted by higher market capitalization rates and lower NOI at our properties which may dilute earnings. We depend on external sources of capital, which may not be available in the future on favorable terms or at all. Our debt financing may adversely affect our business and financial condition. Covenants in our debt agreements may restrict our operating activities and adversely affect our financial condition. Increases in interest rates would cause our borrowing costs to rise and negatively impact our results of operations. Hedging activity may expose us to risks, including the risks that a counterparty will not perform and that the hedge will not yield the economic benefits we anticipate, which may adversely affect us.

Risk Factors Related to the Company’s Acquisition of Urstadt Biddle

Combining our business with Urstadt Biddle’s may be more difficult, costly or time-consuming than expected and we may fail to realize the anticipated benefits of the acquisition, which may adversely affect our business results and negatively affect the market price of our securities.

Risk Factors Related to the Market Price for Our Securities

Changes in economic and market conditions may adversely affect the market price of our securities. There is no assurance that we will continue to pay dividends at current or historical rates.

Risk Factors Related to the Company’s Qualification as a REIT

If the Company fails to qualify as a REIT for federal income tax purposes, it would be subject to federal income tax at regular corporate rates. Dividends paid by REITs generally do not qualify for reduced tax rates. Certain foreign shareholders may be subject to U.S. federal income tax on gain recognized on a disposition of our common stock if we do not qualify as a “domestically controlled” REIT. Legislative or other actions affecting REITs may have a negative effect on us or our investors. Complying with REIT requirements may limit our ability to hedge effectively and may cause us to incur tax liabilities.

Risk Factors Related to the Company’s Common Stock

Restrictions on the ownership of the Company’s capital stock to preserve its REIT status may delay or prevent a change in control. The issuance of the Company’s capital stock may delay or prevent a change in control. Ownership in the Company may be diluted in the future.

Investor Contact

Christy McElroy

SVP, Capital Markets

904 598 7616

ChristyMcElroy@regencycenters.com

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